FIRST AMENDMENT TO
                        CREDIT AGREEMENT

          First Amendment (this "Amendment") dated as of
February 19, 1997 among Imo Industries Inc. (with its successors and permitted assigns, the "Borrower") and the undersigned Lenders (as defined below), to the Credit Agreement dated as of April 29, 1996 (as such agreement may be amended, supplemented or modified from time to time, the "Credit Agreement") among the Borrower, Varo Inc., Warren Pumps Inc., the institutions from time to time party thereto as lenders (the "Lenders"), the institutions from time to time party thereto as issuing banks (the "Issuing Banks"), and Citicorp USA, Inc., in its capacity as agent and collateral agent for the Lenders and the Issuing Banks (in such capacity, the "Agent").

                      W I T N E S S E T H:

          WHEREAS, the Borrower has requested the undersigned Lenders, (i) to defer payment of installments on the A Term Loans and the B Term Loans due during the period from the effective date of this Amendment through December 31, 1997, (ii) to permit certain proposed asset sales, (iii) to amend the financial covenants contained in Sections 10.01 through 10.06 of the Credit Agreement and (iv) to make certain other amendments to the Credit Agreement, in each case substantially along the lines set forth in that certain letter dated January 29, 1997 from the Borrower to the Agent, a copy of which is attached hereto as Exhibit A; and

          WHEREAS, the parties hereto desire to amend the Credit
Agreement as hereinafter set forth;

          NOW, THEREFORE, in consideration of the above premises, the Borrower and the undersigned Lenders agree as follows:

          SECTION 1.  Defined Terms.  Capitalized terms used
herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

          SECTION 2.  Amendment of Section 1.01.

          (a) Section 1.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by inserting the following definition after the definition of "Alternative Currency" and before the definition of "Applicable Base Rate Margin":

          "Annualized Basis" means with respect to the calculation of EBITDA for the fiscal period ending on the last day of each of the first three fiscal quarters of 1997,
     (i) with respect to such calculation for the first such fiscal quarter, four (4) times EBITDA for such quarter, (ii) with respect to such calculation for the second such fiscal quarter, two (2) times EBITDA for the six month period ending on the last day of such quarter and (iii) with respect to such calculation for the third such fiscal quarter, one and one-third (1 1/3) times EBITDA for the nine month period ending on the last day of such quarter.

          (b) The definition of "Consolidated Net Worth" contained in Section 1.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by deleting the words "Discontinued Operations or" in clause (x) thereof.

          (c) Section 1.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by deleting the definition of "Discontinued Operations" in its entirety.

          (d)  The definition of "EBITDA" contained in Section
1.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by deleting the words "the Discontinued Operations and" in clauses (i)(E) and (ii)(A) thereof.

          (e)  The definition of "Excess Cash Flow" contained in
Section 1.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by replacing the words "Discontinued Operations" contained in the parenthetical in clause (x) thereof with the words "Proposed Dispositions".

          (f) The definition of "Fixed Charge Coverage Ratio" contained in Section 1.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by (i) deleting all the parentheticals in such definition which contain the words "Discontinued Operations" and (ii) deleting the phrase ", minus any net increase in Working Capital for such period, plus any net decrease in Working Capital for such period" from clause (i) thereof.

          (g) The definition of "Interest Coverage Ratio" contained in Section 1.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by deleting all the parentheticals in such definition which contain the words
"Discontinued Operations".

          (h) Section 1.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by inserting the following definition after the definition of "Maximum
Subsidiary Investment Amount" and before the definition of "Multiemployer Plan":

          "Morse Receivable" means the unpaid receivable resulting from the unpaid portion (approximately 4,500,000 Deutschmarks) of a 1992 dividend declared by the Borrower's German Subsidiary, Teleflex GmbH (now merged with and into Imo Industries GmbH), to the Borrower's English Subsidiary, Morse Controls Ltd.

          (i) Section 1.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by inserting the following sentence at the end of the definition of "Net Cash Proceeds":

     For purposes of this definition, any cash proceeds received by the Borrower or Varo in connection with Varo's claim against the federal government under U.S. Government Contract No. F09603-86-C-2278 (which claim, on appeal from a decision of the Contracting Officer in respect of such contract, is, as of the date of the First Amendment to this Agreement, pending before the Armed Services Board of Contract Appeals (ASBCA Nos. 47945 and 47946)) shall constitute Net Cash Proceeds of the type described in clause
     (i) of this definition.

          (j) Section 1.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by inserting the following definition after the definition of "Property" and before the definition of "Pro Rata Share":

          "Proposed Dispositions" means the businesses and assets of the Borrower and the Restricted Subsidiaries identified on Schedule 1.01.14.

          SECTION 3.  Amendment of Section 2.01.

          (a) Section 2.01(f)(i) of the Credit Agreement is, effective as of the Amendment Effective Date (it being understood and agreed that this amendment of Section 2.01(f)(i) shall be effective as of the Amendment Effective Date only after the receipt by the Agent of a copy of this Amendment, duly executed by the Borrower and each of the Lenders), hereby amended in its entirety as follows:

          (i) A Term Loans. The A Term Loans shall be repayable in seventeen (17) quarterly installments on the dates and in the amounts set forth below:

               Date                Installment Amount

          July 31, 1996            $1,250,000.00
          October 31, 1996         $1,250,000.00
          January 31, 1997         $1,250,000.00
          April 30, 1997           $0
          July 31, 1997            $0
          October 31, 1997         $0
          January 31, 1998         $1,517,857.14
          April 30, 1998           $1,517,857.14
          July 31, 1998            $1,517,857.14
          October 31, 1998         $1,517,857.14
          January 31, 1999         $1,517,857.14
          April 30, 1999           $1,517,857.14
          July 31, 1999            $1,517,857.14
          October 31, 1999         $1,517,857.14
          January 31, 2000         $1,517,857.14
          April 30, 2000           $1,517,857.14
          July 31, 2000            $1,517,857.14
          October 31, 2000         $1,517,857.14
          January 31, 2001         $1,517,857.14
          April 30, 2001           $1,517,857.18;

     provided, however, that, in any event, the seventeenth installment shall be in the amount of the then outstanding principal balance of the A Term Loans.

               (b) Section 2.01(f)(ii) of the Credit Agreement is, effective as of the Amendment Effective Date (it being understood and agreed that this amendment of Section 2.01(f)(ii) shall be effective as of the Amendment Effective Date only after the receipt by the Agent of a copy of this Amendment, duly executed by the Borrower and each of the Lenders), hereby amended in its entirety as follows:

         (ii) B Term Loans. The B Term Loans shall be repayable in eleven (11) consecutive quarterly installments on the dates and in the amounts set forth below:

               Date                Installment Amount

          January 31, 1998         $2,585,227.27
          April 30, 1998           $2,585,227.27
          July 31, 1998            $2,585,227.27
          October 31, 1998         $2,585,227.27
          January 31, 1999         $2,585,227.27
          April 30, 1999           $2,585,227.27
          July 31, 1999            $2,585,227.27
          October 31, 1999         $2,585,227.27
          January 31, 2000         $2,585,227.27
          April 30, 2000           $2,585,227.27
          July 31, 2000            $2,269,369.63;

     provided, however, that, in any event, the eleventh installment shall be in the amount of the then outstanding principal balance of the B Term Loans.

          (c) Section 2.01(f)(iii) of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended in its entirety as follows:

        (iii) C Term Loans. The C Term Loans shall be repayable in twenty-eight (28) consecutive quarterly installments on the dates and in the amounts set forth below:

               Date                Installment Amount

          July 31, 1996            $125,000
          October 31, 1996         $125,000
          January 31, 1997         $125,000
          April 30, 1997           $125,000
          July 31, 1997            $125,000
          October 31, 1997         $125,000
          January 31, 1998         $125,000
          April 30, 1998           $125,000
          July 31, 1998            $125,000
          October 31, 1998         $125,000
          January 31, 1999         $125,000
          April 30, 1999           $125,000
          July 31, 1999            $125,000
          October 31, 1999         $125,000
          January 31, 2000         $125,000
          April 30, 2000           $125,000
          July 31, 2000            $125,000
          October 31, 2000         $125,000
          January 31, 2001         $125,000
          April 30, 2001           $125,000
          July 31, 2001            $5,312,000
          October 31, 2001         $5,312,000
          January 31, 2002         $5,312,000
          April 30, 2002           $5,312,000
          July 31, 2002            $5,312,000
          October 31, 2002         $5,312,000
          January 31, 2003         $5,312,000
          April 30, 2003           $5,316,000;

     provided, however, that, in any event, the twenty-eighth installment shall be in the amount of the then outstanding principal balance of the C Term Loans.

          SECTION 4.  Amendment of Section 3.01.

          (a) Section 3.01(b)(i) of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by
(i) deleting the first parenthetical in such Section and (ii) replacing the proviso in the second sentence thereof in its entirety as follows:

     provided, that after the aggregate principal amount of the Term Loans outstanding on the Amendment Effective Date (as defined in the First Amendment to Credit Agreement dated as of February 19, 1997) has been reduced by at least $50,000,000, at Borrower's option, exercised at any time by written notice to the Agent, Net Cash Proceeds shall not be applied to the remaining Term Loans but instead applied to any outstanding non-contingent Revolving Credit Obligations (without any permanent reduction in the Revolving Credit Commitments).

          (b) Section 3.01(b)(iii) of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by replacing the proviso in clause (B) of the first sentence thereof in its entirety as follows:

     provided, however, that the mandatory prepayment referred to in this clause (B) shall be reduced to fifty percent (50%) of such Excess Cash Flow after the Borrower and its Restricted Subsidiaries have sold Roltra-Morse S.p.A. and have received Net Cash Proceeds of at least $50,000,000 from such sale and the sale of other Proposed Dispositions.

          SECTION 5. Amendment of Section 6.01. Section 6.01(c) of the Credit Agreement is, effective as of the Amendment
Effective Date, hereby amended by deleting the parenthetical
"(other than the Discontinued Operations)" in the penultimate sentence of such Section.

          SECTION 6. Amendment of Section 9.01. Section 9.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended (x) by deleting the word "and" immediately following clause (xiii) thereof, (y) replacing the period at the end of clause (xiv) of such Section with a "; and", and (z) inserting the following clause (xv) at the end of such section:

         (xv) Indebtedness not in excess of a principal amount of $3,000,000 of the Borrower owing to Morse Controls Ltd.
     from the Morse Receivable and the assignment thereof to the Borrower.

          SECTION 7. Amendment of Section 9.02. Clause (viii) of Section 9.02 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

       (viii) the sale by the Borrower and/or its Subsidiaries, as applicable, in a single transaction or in a series of transactions, pursuant to documentation which shall be delivered to the Agent promptly upon its becoming available, of all or any part of the Proposed Dispositions; provided that (i) if Varo's electronic systems division is so sold, the Borrower shall have received Net Cash Proceeds of at least $9,000,000 in respect thereof, (ii) if Roltra-Morse S.p.A. is so sold, (x) the Borrower shall have received Net Cash Proceeds of at least $30,000,000 in respect thereof and
     (y) if such sale is consummated at any time on or prior to September 30, 1998, the Requisite Lenders and the Borrower shall have amended the Financial Covenants contained in Sections 10.02, 10.03, 10.05 and 10.06 for the fiscal periods ending on or after the date of consummation of such sale through September 30, 1998 in accordance with the terms of Section 14.07, solely for the purpose of taking into account such sale, and (iii) no such sale of Proposed Dispositions (other than Varo's electronic systems division and Roltra-Morse S.p.A.) shall be made for less than Fair Market Value; and

          SECTION 8. Amendment of Section 9.04. Clause (viii) of Section 9.04 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

       (viii) Investments by the Borrower and/or any of the Restricted Subsidiaries in one or more Unrestricted Subsidiaries or Permitted Joint Ventures which are not organized and existing under the laws of the United States of America, any State thereof, the District of Columbia or the United States Virgin Islands; provided that the aggregate book value of such Investments made after the Closing Date, determined with respect to each such Investment at the time such Investment is made, shall not exceed $5,000,000 (it being understood and agreed that such amount shall not include any Investments in Roltra-Morse S.p.A), or, after the aggregate outstanding principal amount of the Term Loans and Revolving Loans has been reduced to an amount equal to or less than $75,000,000, $10,000,000;
     provided further, that notwithstanding the foregoing proviso, (i) the Borrower and the Restricted Subsidiaries are permitted to make cash Investments in Roltra-Morse S.p.A. of up to $10,000,000 and (ii) the Borrower shall be permitted to hold an Investment of Indebtedness or equity in Imo Industries GmbH resulting from the assignment to the Borrower from Morse Controls Ltd. of the Morse Receivable, and the conversion of the Morse Receivable to equity;

          SECTION 9.  Amendment of Section 9.05.  Section
9.05(vi) of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

         (vi) Extensions, renewals or replacements of Permitted Existing Accommodation Obligations of the Borrower in respect of the obligations of any Unrestricted Subsidiary (provided the amount of such Accommodation Obligations is not increased as a result of any extension, renewal or replacement thereof) and other Accommodation Obligations of the Borrower in respect of obligations of any Unrestricted Subsidiary; provided that (x) the aggregate amount of such Accommodation Obligations (other than such extensions, renewals or replacements of Permitted Existing Accommodation Obligations) shall not exceed $11,000,000 at any time outstanding prior to the sale of Roltra-Morse S.p.A. (it being understood and agreed that $5,000,000 of such amount shall apply only in respect of obligations of Roltra-Morse S.p.A.) and (y) the aggregate amount of such Accommodation Obligations (including Permitted Existing Accommodation Obligations of the Borrower in respect of the obligations of any Unrestricted Subsidiary and any extensions, renewals or replacements of such Permitted Existing Accommodation Obligations) shall not exceed $10,000,000 at any time outstanding after such sale;

          SECTION 10.  Amendment of Article 10.

          (a) Section 10.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

               10.01. Minimum Consolidated Net Worth. The Consolidated Net Worth of the Borrower and its Subsidiaries at all times during any period set forth below shall not be less than the minimum amount set forth opposite such period:

          Period                                  Minimum Amount

     From December 31, 1996 to but
          excluding March 31, 1997                -$68,100,000
     From March 31, 1997 to but
          excluding June 30, 1997                 -$68,100,000
     From June 30, 1997 to but
          excluding September 30, 1997            -$68,100,000
     From September 30, 1997 to but
          excluding December 31, 1997             -$68,100,000
     From December 31, 1997 to but
          excluding March 31, 1998                -$68,100,000
     From March 31, 1998 to but
          excluding June 30, 1998                 -$68,100,000
     From June 30, 1998 to but
          excluding September 30, 1998            -$68,100,000
     From September 30, 1998 to but
          excluding December 31, 1998             -$68,100,000
     From December 31, 1998 to but
          excluding March 31, 1999                -$63,100,000
     From March 31, 1999 to but
          excluding June 30, 1999                 -$61,900,000
     From June 30, 1999 to but
          excluding September 30, 1999            -$60,600,000
     From September 30, 1999 to but
          excluding December 31, 1999             -$59,400,000
     From December 31, 1999 to but
          excluding March 31, 2000                -$58,100,000
     From March 31, 2000 to but
          excluding June 30, 2000                 -$55,600,000
     From June 30, 2000 to but
          excluding September 30, 2000            -$53,100,000
     From September 30, 2000 to but
          excluding December 31, 2000             -$50,600,000
     From December 31, 2000 to but
          excluding March 31, 2001                -$48,100,000
     From March 31, 2001 to but
          excluding June 30, 2001                 -$45,600,000
     From June 30, 2001 to but
          excluding September 30, 2001            -$43,100,000
     From September 30, 2001 to but
          excluding December 31, 2001             -$40,600,000
     From December 31, 2001 to but
          excluding March 31, 2002                -$38,100,000
     From March 31, 2002 to but
          excluding June 30, 2002                 -$33,100,000
     From June 30, 2002 to but
          excluding September 30, 2002            -$28,100,000
     From September 30, 2002 to but
          excluding December 31, 2002             -$23,100,000
     From December 31, 2002 to but
          excluding March 31, 2003                -$18,100,000
     From March 31, 2003 to but
          excluding June 30, 2003                 -$18,100,000

          (b) Section 10.02 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

               10.02. Minimum Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as determined as of the last day of each fiscal quarter of the Borrower set forth below for the twelve month period ending on such date (or if the period from January 1, 1997 to such date is less than twelve months, such shorter period), shall not be less than the minimum ratio set forth opposite such fiscal quarter:

          Fiscal Quarter                     Minimum Ratio

     Second fiscal quarter of 1997           0.25 to 1
     Third fiscal quarter of 1997            0.35 to 1
     Fourth fiscal quarter of 1997           0.50 to 1
     First fiscal quarter of 1998            0.70 to 1
     Second fiscal quarter of 1998           0.71 to 1
     Third fiscal quarter of 1998            0.73 to 1
     Fourth fiscal quarter of 1998           0.75 to 1
     First fiscal quarter of 1999            0.78 to 1
     Second fiscal quarter of 1999           0.80 to 1
     Third fiscal quarter of 1999            0.83 to 1
     Fourth fiscal quarter of 1999           0.85 to 1
     First fiscal quarter of 2000            0.91 to 1
     Second fiscal quarter of 2000           0.98 to 1
     Third fiscal quarter of 2000            1.04 to 1
     Fourth fiscal quarter of 2000           1.10 to 1
     First fiscal quarter of 2001            1.15 to 1
     Second fiscal quarter of 2001           1.20 to 1
     Third fiscal quarter of 2001            1.25 to 1
     Fourth fiscal quarter of 2001           1.30 to 1
     First fiscal quarter of 2002            1.35 to 1
     Second fiscal quarter of 2002           1.40 to 1
     Third fiscal quarter of 2002            1.45 to 1
     Fourth fiscal quarter of 2002           1.50 to 1
     First fiscal quarter of 2003            1.50 to 1
     Second fiscal quarter of 2003           1.50 to 1

          (c) Section 10.03 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

               10.03. Minimum Interest Coverage Ratio. The Interest Coverage Ratio as determined as of the last day of each fiscal quarter of the Borrower set forth below for the twelve month period ending on such date (or if the period from January 1, 1997 to such date is less than twelve months, such shorter period), shall not be less than the minimum ratio set forth opposite such fiscal quarter:

          Fiscal Quarter                     Minimum Ratio

     First fiscal quarter of 1997            1.00 to 1
     Second fiscal quarter of 1997           1.30 to 1
     Third fiscal quarter of 1997            1.40 to 1
     Fourth fiscal quarter of 1997           1.50 to 1
     First fiscal quarter of 1998            1.60 to 1
     Second fiscal quarter of 1998           1.60 to 1
     Third fiscal quarter of 1998            1.65 to 1
     Fourth fiscal quarter of 1998           1.75 to 1
     First fiscal quarter of 1999            1.76 to 1
     Second fiscal quarter of 1999           1.78 to 1
     Third fiscal quarter of 1999            1.79 to 1
     Fourth fiscal quarter of 1999           1.80 to 1
     First fiscal quarter of 2000            1.85 to 1
     Second fiscal quarter of 2000           1.90 to 1
     Third fiscal quarter of 2000            1.95 to 1
     Fourth fiscal quarter of 2000           2.00 to 1
     First fiscal quarter of 2001            2.03 to 1
     Second fiscal quarter of 2001           2.07 to 1
     Third fiscal quarter of 2001            2.10 to 1
     Fourth fiscal quarter of 2001           2.25 to 1
     First fiscal quarter of 2002            2.31 to 1
     Second fiscal quarter of 2002           2.38 to 1
     Third fiscal quarter of 2002            2.44 to 1
     Fourth fiscal quarter of 2002           2.50 to 1
     First fiscal quarter of 2003            2.50 to 1
     Second fiscal quarter of 2003           2.50 to 1

          (d) Section 10.04 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

               10.04. Maximum Capital Expenditures. Capital Expenditures made or incurred by the Borrower and the Borrower's Subsidiaries on a consolidated basis during each Fiscal Year set forth below shall not exceed in the aggregate the amount set forth opposite such Fiscal Year:

          Fiscal Year                        Maximum Amount

     Fiscal Year 1997                        $27,000,000
     Fiscal Year 1998                        $27,000,000
     Fiscal Year 1999                        $27,000,000
     Fiscal Year 2000                        $27,000,000
     Fiscal Year 2001                        $27,000,000
     Fiscal Year 2002                        $27,000,000
     Fiscal Year 2003                        $27,000,000

          (e) Section 10.05 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

               10.05.  Maximum Permitted Senior Debt Ratio.  The ratio of
     (i) Permitted Senior Debt of the Borrower and its Subsidiaries on a consolidated basis on the last day of such period to (ii) EBITDA of the Borrower and its Subsidiaries on a consolidated basis for such period (or if the period from January 1, 1997 to such date is less than twelve months, such amount shall be calculated on an Annualized Basis), as determined as of the last day of each fiscal quarter of the Borrower set forth below for the twelve month period ending on such date, shall not be greater than the maximum ratio set forth opposite such fiscal quarter:

          Fiscal Quarter                     Maximum Ratio

     First fiscal quarter of 1997            5.00 to 1
     Second fiscal quarter of 1997           3.60 to 1
     Third fiscal quarter of 1997            3.60 to 1
     Fourth fiscal quarter of 1997           2.90 to 1
     First fiscal quarter of 1998            2.80 to 1
     Second fiscal quarter of 1998           2.70 to 1
     Third fiscal quarter of 1998            2.60 to 1
     Fourth fiscal quarter of 1998           2.00 to 1
     First fiscal quarter of 1999            1.94 to 1
     Second fiscal quarter of 1999           1.88 to 1
     Third fiscal quarter of 1999            1.81 to 1
     Fourth fiscal quarter of 1999           1.75 to 1
     First fiscal quarter of 2000            1.69 to 1
     Second fiscal quarter of 2000           1.63 to 1
     Third fiscal quarter of 2000            1.56 to 1
     Fourth fiscal quarter of 2000           1.50 to 1
     First fiscal quarter of 2001            1.50 to 1
     Second fiscal quarter of 2001           1.50 to 1
     Third fiscal quarter of 2001            1.50 to 1
     Fourth fiscal quarter of 2001           1.50 to 1
     First fiscal quarter of 2002            1.50 to 1
     Second fiscal quarter of 2002           1.50 to 1
     Third fiscal quarter of 2002            1.50 to 1
     Fourth fiscal quarter of 2002           1.50 to 1
     First fiscal quarter of 2003            1.50 to 1
     Second fiscal quarter of 2003           1.50 to 1

          (f) Section 10.06 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

               10.06.  Maximum Permitted Total Debt Ratio.  The ratio of
     (i) Permitted Total Debt of the Borrower and its Subsidiaries on a consolidated basis for such period to (ii) EBITDA of the Borrower and its Subsidiaries on a consolidated basis for such period (or if the period from January 1, 1997 to such date is less than twelve months, such amount shall be calculated on an Annualized Basis), as determined as of the last day of each fiscal quarter of the Borrower set forth below for the twelve month period ending on such date, shall not be greater than the maximum ratio set forth opposite such fiscal quarter:

          Fiscal Quarter                     Maximum Ratio

     First fiscal quarter of 1997            9.00 to 1
     Second fiscal quarter of 1997           7.20 to 1
     Third fiscal quarter of 1997            7.10 to 1
     Fourth fiscal quarter of 1997           6.20 to 1
     First fiscal quarter of 1998            5.70 to 1
     Second fiscal quarter of 1998           5.50 to 1
     Third fiscal quarter of 1998            5.50 to 1
     Fourth fiscal quarter of 1998           5.00 to 1
     First fiscal quarter of 1999            5.00 to 1
     Second fiscal quarter of 1999           5.00 to 1
     Third fiscal quarter of 1999            5.00 to 1
     Fourth fiscal quarter of 1999           5.00 to 1
     First fiscal quarter of 2000            4.88 to 1
     Second fiscal quarter of 2000           4.75 to 1
     Third fiscal quarter of 2000            4.63 to 1
     Fourth fiscal quarter of 2000           4.50 to 1
     First fiscal quarter of 2001            4.38 to 1
     Second fiscal quarter of 2001           4.25 to 1
     Third fiscal quarter of 2001            4.13 to 1
     Fourth fiscal quarter of 2001           4.00 to 1
     First fiscal quarter of 2002            3.88 to 1
     Second fiscal quarter of 2002           3.75 to 1
     Third fiscal quarter of 2002            3.63 to 1
     Fourth fiscal quarter of 2002           3.50 to 1
     First fiscal quarter of 2003            3.50 to 1
     Second fiscal quarter of 2003           3.50 to 1

          SECTION 11. Waiver. To the extent that any Event of Default may have arisen solely from the Borrower's failure to comply with the covenants contained in Sections 10.01 through
10.06 of the Credit Agreement for the period beginning as of September 30, 1996 through the Amendment Effective Date, such Event of Default is, effective as of the Amendment Effective Date, hereby waived by the undersigned Lenders.

          SECTION 12. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the following conditions precedent have been satisfied (unless waived by the undersigned Lenders):

          12.01 The Agent shall have received on or before the Amendment Effective Date (i) a copy of this Amendment duly executed by the Borrower and each of the Requisite Lenders except as provided in Section 3 hereof, (ii) a favorable opinion of Weil, Gotshal & Manges LLP, counsel to the Borrower and the Guarantors, dated the Amendment Effective Date and addressed to the Agent, the Lenders and the Issuing Banks, with respect to such matters relating to this Amendment as the Agent may reasonably request, and (iii) a favorable opinion of Thomas J. Bird, general counsel of the Borrower and the Guarantors, dated the Amendment Effective Date and addressed to the Agent, the Lenders and the Issuing Banks, with respect to such matters relating to this Amendment as the Agent may reasonably request; without limiting the foregoing, the Borrower and the Guarantors hereby direct their counsel, Weil, Gotshal & Manges LLP, and their general counsel to deliver to the Agent, the Lenders, the Issuing Banks and Sidley & Austin, such opinions.

          12.02 Each of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and in the other Loan Documents (after giving effect to this Amendment) shall be true and correct on and as of the Amendment Effective Date, except to the extent that any such representation or warranty expressly relates to a prior date, in which case, such representation and warranty shall be true and correct as of such earlier date.

          12.03 All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be satisfactory in all respects in form and substance to the Agent.

          12.04  No Default or Event of Default (other than any
Default or Event of Default relating to any matter waived pursuant to Section 11 of this Amendment) shall have occurred and be continuing on the Amendment Effective Date.

Notwithstanding the foregoing, (i) if all the Lenders have not executed this Amendment by February 28, 1997 (or such later date as shall be agreed to by the Agent and the Borrower) (the "Amendment Cut-off Date"), the amendments contained in Section 3 of this Amendment shall be deleted in their entirety and be of no further force and effect and (ii) if the Amendment Effective Date has not occurred by the Amendment Cut-off Date or the Borrower has not paid to the Lenders and the Agent the fees payable to the Lenders pursuant to Section 15.02 hereof or any other fees payable to the Agent in connection with this Amendment when such fees become due and payable, then this Amendment shall cease to be of any further force and effect.

          SECTION 13. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders, the Issuing Banks and the Agent that (a) as of the date hereof (and except as waived pursuant to Section 11 of this Amendment) no Default or Event of Default under the Credit Agreement shall have occurred and be continuing, (b) all of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement (other than any representations and warranties relating to the matters referred to in Section 11 hereof) and in any other Loan Document continue to be true and correct as of the date hereof, as though made on and as of such date, except to the extent that such representations or warranties expressly relate to prior dates, in which case, such representations and warranties shall be true and correct as of such earlier dates.

          SECTION 14.  Reference to and Effect on the Loan
Documents.

          14.01 Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          14.02 Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect

          14.03 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

          14.04  Notwithstanding anything to the contrary in this
Section 14, upon the effectiveness of this Amendment, the provision in the Consent and Waiver of the Requisite Lenders dated December 18, 1996 permitting the Borrower and the Restricted Subsidiaries to make the Additional Roltra Investment (as defined in such Consent and Waiver) shall have no further force or effect, it being understood and agreed that such Investment shall constitute a portion of the $10,000,000 of Investments permitted to be made in Roltra-Morse S.p.A. pursuant to Section 9.04(viii) of the Credit Agreement.

          SECTION 15.  Fees, Costs and Expenses.

          15.01     The Borrower agrees to pay on demand in
accordance with the terms of Section 14.02 of the Credit
Agreement all costs and expenses in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of Sidley & Austin, counsel for the Agent.

          15.02 The Borrower shall pay to the Agent for the account of each Lender, in accordance with such Lender's Pro Rata Share, an amendment fee in an amount equal to 0.25% of the sum of such Lender's Revolving Credit Commitment, if any, and outstanding Term Loans, which fee shall be payable on the earlier to occur of (i) the Amendment Effective Date (if all the Lenders have executed this Amendment on such date) and (ii) the Amendment Cut-off Date; provided, however, in the event Section 3 of this Amendment has not become effective by the Amendment Cut-off Date, the Borrower shall be required to pay to the Agent solely for the account of each Lender that has executed this Amendment an amendment fee in an amount equal to 0.125% of the sum of such Lender's Revolving Credit Commitment, if any, and outstanding Term Loans.

          SECTION 16. Execution in Counterparts. This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

          SECTION 17.  Governing Law.  THIS AMENDMENT SHALL BE
INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO
DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF
NEW YORK.


IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.


                              IMO INDUSTRIES INC.


                              By: /s/R.A. Derr II
                                 Name:R.A. Derr II
                                 Title:Vice President & Treasurer

                              CITICORP USA, INC., as Agent and Lender


                              By: /s/Timothy L. Freeman
                                 Name:Timothy L. Freeman
                                 Title:Attorney-in-Fact

                              SANWA BUSINESS CREDIT CORPORATION


                              By: /s/Peter L. Skavla
                                 Name:Peter L. Skavla
                                 Title:Vice President

                              BHF-BANK AKTIENGESELLSCHAFT


                              By:
                                 Name:
                                 Title:

                              By:
                                 Name:
                                 Title:

                              LEHMAN COMMERCIAL PAPER INC.


                              By:
                                 Name:
                                 Title:

                              THE NIPPON CREDIT BANK LTD.,
                                   NEW YORK BRANCH


                              By: /s/Clifford Abramsky
                                 Name:Clifford Abramsky
                                 Title:Senior Manager

                              COMPAGNIE FINANCIERE DE CIC ET DE
                                   L'UNION EUROPEENNE


                              By: /s/Sean Mounier
                                 Name:Sean Monier
                                 Title:First Vice President

                              By: /s/Marcus Edward
                                 Name:Marcus Edward
                                 Title:Vice President

                              FIRST SOURCE FINANCIAL LLP


                                   By:  FIRST SOURCE FINANCIAL,
                                        INC. as its Agent/Manager

                                   By: /s/Gary L. Francis
                                      Name:Gary L. Francis
                                      Title:Senior Vice President

                                   By:
                                      Name:
                                      Title:

                              THE FIRST NATIONAL BANK OF BOSTON


                              By:
                                 Name:
                                 Title:

                              TRANSAMERICA BUSINESS CREDIT
                                   CORPORATION


                              By: /s/Perry Vavoules
                                 Name:Perry Vavoules
                                 Title:Senior Vice President

                              MERRILL LYNCH SENIOR FLOATING RATE
                                   FUND


                              By: /s/Anthony R. Clemente
                                 Name:Anthony R. Clemente
                                 Title:Authorized Signatory

                              THE CHASE MANHATTAN BANK, N.A.


                              By: /s/Peter M. Fitzimmons
                                 Name:Peter M. Fitzimmons
                                 Title:Vice President

                              ING CAPITAL ADVISORS, INC., as
                                   Agent for Bank Syndication
                                   Account


                              By: /s/Kathleen A. Lenarcic
                                 Name:Kathleen A. Lenarcic
                                 Title:Vice President & Portfolio Mgr.

                              PPM AMERICA, INC.


                              By:  PPM AMERICA, INC.,
                                   as attorney-in-fact, on behalf of
                                   Jackson National Life
                                   Insurance Company


                                   By: /s/Michael DiRe
                                   Name:Michael DiRe
                                   Title:Vice President/Head
                                         High Yield Bank Loans


                              SENIOR DEBT PORTFOLIO


                              By:  BOSTON MANAGEMENT AND
                                   RESEARCH, AS INVESTMENT
                                   ADVISOR

                                       By: /s/Payson F. Swaffield
                                          Name: Payson F. Swaffield
                                          Title:Vice President


                               MEDICAL LIABILITY MUTUAL INSURANCE CO.


                               By: Chancellor LGT Senior Secured
                                   Management, Inc. as Investment
                                   Manager

                               By: /s/Stephen M. Alfieri
                                  Name:Stephen M. Alfieri
                                  Title:Managing Director


                               KEYPORT LIFE INSURANCE CAPITAL COMPANY


                               By: Chancellor LGT Senior Secured
                                   Management, Inc. as Investment
                                   Manager

                               By: /s/Stephen M. Alfieri
                                  Name:Stephen M. Alfieri
                                  Title:Managing Directo


                               SOUTHERN PACIFIC THRIFT & LOAN
                                    ASSOCIATION

                               By:
                                  Name:
                                  Title:


                               ML CBO IV (CAYMAN) LTD.


                                    By:  PROTECTIVE ASSET
                                         MANAGEMENT, L.L.C, as
                                         Collateral Manager

                                    By: /s/ James Dondero
                                       Name:James Dondero CPA,CFA
                                       Title:President


Acknowledged and agreed
to:

VARO INC.


By: /s/R.A. Derr II
   Name:R.A. Derr II
   Title:Vice President & Treasurer

WARREN PUMPS INC.


By: /s/R.A.Derr II
   Name:R.A. Derr II
   Title:Vice President, Treasurer
          & Chief Financial Officer